NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 15, 2024 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month ended September 30, 2024 and the third quarter of 2024:

	September		Quarter
(millions, except per share amounts and ratios; unaudited)	2024	2024	2023	Change
Net premiums written	$6,570.0	$19,455.6	$15,593.8	25%
Net premiums earned	$6,262.7	$18,296.7	$14,894.3	23%
Net income	$584.6	$2,333.4	$1,121.3	108%
Per share available to common shareholders	$0.99	$3.97	$1.89	110%
Total pretax net realized gains (losses) on securities	$121.2	$287.4	$(149.0)	(293)%
Combined ratio	93.4	89.0	92.4	(3.4) pts.
Combined ratio – prior year month	89.7
Average diluted equivalent common shares	587.7	587.6	587.5	0%

In October 2023, we converted our monthly accounting closing calendar to align with the Gregorian calendar. We do not expect that this change will have a material impact on our reported quarterly and annual underwriting results but it may impact our year-over-year comparisons on monthly results from October 2023 through September 2024. Therefore, during this time period, we have modified and limited the content of the earnings release, compared to our historical reporting. See the Monthly Commentary at the end of the October 2023 release, issued November 17, 2023, for further discussion on the closing calendar conversion.

	September 30,
(thousands; unaudited)	2024	2023	% Change
Policies in Force
Personal Lines
Agency – auto	9,415.6	8,363.3	13
Direct – auto	13,387.9	11,154.3	20
Total personal auto	22,803.5	19,517.6	17
Total special lines	6,475.0	5,956.2	9
Total Personal Lines	29,278.5	25,473.8	15
Total Commercial Lines	1,130.5	1,110.3	2
Total Property business	3,459.6	3,025.2	14
Companywide Total	33,868.6	29,609.3	14

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended September 30, 2024
(millions)
(unaudited)

	September 2024	Comments on Monthly Results[1]
Net premiums written	$6,570.0

Revenues:
Net premiums earned	$6,262.7
Investment income	246.7
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	44.7
Net holding period gains (losses) on securities	76.5
Total net realized gains (losses) on securities	121.2
Fees and other revenues	96.1
Service revenues	38.7
Total revenues	6,765.4

Expenses:
Losses and loss adjustment expenses	4,548.8
Policy acquisition costs	476.2
Other underwriting expenses	921.6
Investment expenses	1.9
Service expenses	41.6
Interest expense	23.3
Total expenses	6,013.4

Income before income taxes	752.0
Provision for income taxes	167.4
Net income	584.6

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	375.2
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	0
Other comprehensive income (loss)	375.2
Total comprehensive income (loss)	$959.8

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2023 audited consolidated financial statements included in our 2023 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended September 30,
(millions)
(unaudited)

	Year-to-Date
	2024	2023
Net premiums written	$56,319.4	$46,420.4

Revenues:
Net premiums earned	$51,654.8	$42,891.8
Investment income	2,042.1	1,384.3
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(304.9)	38.6
Net holding period gains (losses) on securities	621.6	17.9
Net impairment losses recognized in earnings	0	(6.8)
Total net realized gains (losses) on securities	316.7	49.7
Fees and other revenues	774.4	656.6
Service revenues	307.8	234.9
Total revenues	55,095.8	45,217.3

Expenses:
Losses and loss adjustment expenses	36,077.2	34,182.0
Policy acquisition costs	3,930.0	3,442.6
Other underwriting expenses	6,781.1	4,710.3
Investment expenses	20.2	18.8
Service expenses	333.1	264.6
Interest expense	209.1	198.7
Total expenses	47,350.7	42,817.0

Income before income taxes	7,745.1	2,400.3
Provision for income taxes	1,621.6	485.7
Net income	6,123.5	1,914.6

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	1,461.1	(241.0)
Net unrealized losses on forecasted transactions	0.3	0.4
Foreign currency translation adjustment	(0.1)	0.2
Other comprehensive income (loss)	1,461.3	(240.4)
Total comprehensive income (loss)	$7,584.8	$1,674.2

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended September 30,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	September	Year-to-Date
	2024	2024	2023

Net income	$584.6	$6,123.5	$1,914.6
Less: Preferred share dividends and other[1]	0	17.0	27.2
Net income available to common shareholders	$584.6	$6,106.5	$1,887.4
Per common share:
Basic	$1.00	$10.43	$3.23
Diluted	$0.99	$10.39	$3.21

Comprehensive income (loss)	$959.8	$7,584.8	$1,674.2
Less: Preferred share dividends and other[1]	0	17.0	27.2
Comprehensive income (loss) attributable to common shareholders	$959.8	$7,567.8	$1,647.0
Per common share:
Diluted	$1.63	$12.88	$2.80

Average common shares outstanding - Basic	585.7	585.5	584.9
Net effect of dilutive stock-based compensation	2.0	2.2	2.6
Total average equivalent common shares - Diluted	587.7	587.7	587.5

1 Includes the underwriting discounts and commissions on issuance, initial issuance costs, and excise tax related to the preferred share redemption in February 2024.

The following table sets forth the investment results for the period:
	September	Year-to-Date
	2024	2024	2023
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.0%	5.1%	1.6%
Common stocks	1.9%	20.3%	13.3%
Total portfolio	1.0%	5.7%	2.1%

Pretax annualized investment income book yield	3.9%	3.8%	3.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended September 30, 2024
($ in millions)
(unaudited)

September 2024
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$2,392.3	$3,116.0	$5,508.3	$813.6	$248.1	$6,570.0
Net Premiums Earned	$2,273.6	$2,815.2	$5,088.8	$927.0	$246.8	$6,262.7

GAAP Ratios
Loss/LAE ratio	72.9	72.2	72.6	66.3	91.8	72.4
Expense ratio	19.1	22.3	20.8	19.0	31.3	21.0
Combined ratio	92.0	94.5	93.4	85.3	123.1	93.4
Net catastrophe loss ratio[1]			8.7	1.5	44.7	9.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(17.5)
Current accident year						170.8
Calendar year actuarial adjustment	$21.7	$38.4	$60.1	$6.8	$86.4	$153.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(17.5)
All other development						51.4
Total development						$33.9

Calendar year loss/LAE ratio						72.4
Accident year loss/LAE ratio						72.9

1 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, as a percent of net premiums earned. See the Monthly Commentary at the end of this release for additional discussion.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended September 30, 2024
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$20,237.3	$25,095.2	$45,332.5	$8,634.5	$2,351.9	$56,319.4
% Growth in NPW	22%	27%	25%	9%	12%	21%
Net Premiums Earned	$18,698.9	$22,796.2	$41,495.1	$7,948.6	$2,210.5	$51,654.8
% Growth in NPE	21%	25%	23%	9%	19%	20%

GAAP Ratios
Loss/LAE ratio	67.6	69.7	68.8	70.4	83.3	69.7
Expense ratio	18.4	19.4	18.9	19.3	29.2	19.4
Combined ratio	86.0	89.1	87.7	89.7	112.5	89.1
Net catastrophe loss ratio[1]			3.7	0.9	34.0	4.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(231.4)
Current accident year						415.5
Calendar year actuarial adjustment	$26.8	$12.3	$39.1	$(152.3)	$297.3	$184.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(231.4)
All other development						430.8
Total development						$199.4

Calendar year loss/LAE ratio						69.7
Accident year loss/LAE ratio						70.1

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

September 30, 2024
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $74,595.2)	$74,411.2
Short-term investments (amortized cost: $756.5)	756.5
Total available-for-sale securities	75,167.7
Equity securities:
Nonredeemable preferred stocks (cost: $759.7)	735.0
Common equities (cost: $733.5)	3,497.0
Total equity securities	4,232.0
Total investments[2,3]	79,399.7
Net premiums receivable	15,135.4
Reinsurance recoverables (including $4,546.0 on unpaid loss and LAE reserves)	4,881.5
Deferred acquisition costs	2,031.6
Other assets	3,754.3
Total assets	$105,202.5

Unearned premiums	$24,772.5
Loss and loss adjustment expense reserves	38,061.5
Other liabilities[2]	8,317.4
Debt	6,891.8
Total liabilities	78,043.2
Shareholders’ equity	27,159.3
Total liabilities and shareholders’ equity	$105,202.5

Common shares outstanding	585.8
Common shares repurchased - actual	77
Average cost per common share	$252.96
Book value per common share	$46.36
Trailing 12-month return on average common shareholders’ equity
Net income	37.5%
Comprehensive income	50.9%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(185.1)
Increase (decrease) from August 2024	$474.9
Increase (decrease) from December 2023	$1,849.5
Debt-to-total capital ratio	20.2%
Fixed-income portfolio duration	3.3
Weighted average credit quality	AA- .
1 As of September 30, 2024, we held certain hybrid securities and recognized a change in fair value of $1.1 million as a realized gain during the period we held these securities.
2 At September 30, 2024, we had $468.5 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $4.1 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•During September 2024, we incurred $563 million of catastrophe losses, or 9.0 loss ratio points, related to Hurricane Helene, primarily in the Southeastern United States. For the month, we incurred vehicle losses of $401 million, including boats and recreational vehicles, and in our Property business, we incurred $162 million of net losses and an additional $23 million of allocated loss adjustment expenses (ALAE). Under our occurrence excess of loss reinsurance program, no amounts were ceded related to Hurricane Helene, as our incurred Property losses and ALAE did not exceed our $200 million retention threshold. In addition, during September, we recognized favorable development in our Property business of about $77 million, or 31 loss ratio points, on current year storms that occurred prior to September, with just over 60% relating to the May storms.
•On October 9, 2024, Hurricane Milton made landfall, as a category 3 hurricane, in Southwest Florida and continued its path through Central Florida, before exiting the state as a category 1 storm. As of October 14, 2024, we estimated that our vehicle businesses (including our special lines products) will incur losses of approximately $325 million and that our Property business will incur net losses and ALAE not to exceed $200 million, which is the retention threshold under our occurrence excess of loss reinsurance program. We based these estimates on very early claims reporting information, our experience with severity and reporting patterns from many past storms, and several assumptions, including mix of claims. Reporting patterns, mix, and other assumptions (including those related to salvage) will likely differ from our expectations. We will continue to evaluate the impact of this catastrophe as more information develops. As further described in our periodic reports filed with the SEC, these estimates will change, and could change materially, as additional information develops and claims are reported.
Events
Our third quarter Investor Relations conference call is currently scheduled to be held on Tuesday, November 5, 2024, at 9:30 a.m. eastern time. This conference call, which will consist of both a conference call and audio-only webcast, is scheduled to last 60 minutes and will consist of a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Monday, November 4, 2024. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.

We plan to release October results on Friday, November 15, 2024, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2023.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.